STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

Dave Utley
The Law Offices of Jillian Sidoti
38730 Sky Canyon Rd. Suite A
Murrieta, CA 92592

Job:C20130927-1910
September 27, 2013

Special Handling Instructions:

Charges

Description	**Document Number**	**Filing Date/Time**	**Qty**	**Price**	**Amount**
Articles of Incorporation	20130633519-63	9/27/2013 11:16:45 AM	1	$175.00	$175.00
Initial List	20130633523-28	9/27/2013 11:17:36 AM	1	$125.00	$125.00
Business License 9/2013-9/2014	20130633523-28	9/27/2013 11:17:36 AM	1	$200.00	$200.00
Total					$500.00

Payments

Type	**Description**	**Amount**
Credit	015694|13092794325900	$500.00
Total		$500.00

Credit Balance: $0.00

Job Contents:

Corp Charter(s):	1
File Stamped Copy(s):	2
Business License(s):	1

Dave Utley
The Law Offices of Jillian Sidoti
38730 Sky Canyon Rd. Suite A
Murrieta, CA 92592

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130633519-63
	Filing Date and Time: 09/27/2013 11:16 AM
	Entity Number: E0469832013-3

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: POVERTY DIGNIFIED INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: VCORP SERVICES, LLC
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 110000000 | Par value per share: $ 0.00010 | Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) JOHN K LOWTHER
Name
7725 RATHLIN COURT | CHARLOTTE | NC | 28270
Street Address | City | State | Zip Code

2)
Name
Street Address | City | State | Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

LAW OFFICES OF JILLIAN SIDOTI
Name

X LAW OFFICES OF JILLIAN SIDOTI
Incorporator Signature

38730 SKY CANYON RD. SUITE A | MURRIETA | CA | 92592
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X VCORP SERVICES, LLC
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

9/27/2013
Date

This form must be accompanied by appropriate fees.

181102

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Poverty Dignified, Inc.
Name of Represented Business Entity

I, VCORP SERVICES, LLC am a:
Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) noncommercial registered agent with the following address for service of process:

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

and hereby state that on ____ (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature], secretary & member
Authorized Signature of R.A. or On Behalf of R.A. Company Date 9·27·13

*If changing Registered Agent when reinstating, officer's signature required.

X
Signature of Officer Date

Nevada Secretary of State Form RA Acceptance
Revised: 5-13-10

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **POVERTY DIGNIFIED INC.**, did on September 27, 2013, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 27, 2013.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20130927-1910
You may verify this certificate
online at **http://www.nvsos.gov/**

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

POVERTY DIGNIFIED INC. | E0469832013-3

NAME OF CORPORATION

FOR THE FILING PERIOD OF SEP, 2013 TO SEP, 2014

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

VCORP SERVICES, LLC
1645 VILLAGE CENTER CIRCLE STE 170
LAS VEGAS, NV 89134

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

100105

Filed in the office of	Document Number 20130633523-28
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/27/2013 11:17 AM
	Entity Number E0469832013-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return completed form with the filing fee of $125.00. A $75.00 penalty must be added for failure to file this form by the last day of the first month following the incorporation/initial registration with this office.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include initial list and business license fees will result in rejection of filing.

INITIAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	CITY	STATE	ZIP CODE
JONATHAN R BIGGS	PRESIDENT (OR EQUIVALENT OF)			
ADDRESS: 295 DAKOTA RUN , USA		MAINEVILLE	OH	45039
GEORGE CRITZ	SECRETARY (OR EQUIVALENT OF)			
ADDRESS: 14338 CROWN HARBOR DRIVE , USA		CHARLOTTE	NC	28278
GEORGE CRITZ	TREASURER (OR EQUIVALENT OF)			
ADDRESS: 14338 CROWN HARBOR DRIVE , USA		CHARLOTTE	NC	28278
JOHN K LOWTHER	DIRECTOR			
ADDRESS: 7725 RATHLIN COURT , USA		CHARLOTTE	NC	28270

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X DAVE UTLEY

Signature of Officer

Title: PARALEGAL FOR JILLIAN SIDOTI, ESQ

Date: 9/27/2013 11:17:15 AM

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

POVERTY DIGNIFIED INC.

Nevada Business Identification # NV20131573126

Expiration Date: September 30, 2014